UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2022

RENOVORX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40738	27-1448452
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4546 El Camino Real, Suite B1 Los Altos, CA	94022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 284-4433

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RNXT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On March 30, 2022, RenovoRx, Inc. (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2021. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Investors, the media, and others should note that we intend to announce material information to the public through filings with the Securities and Exchange Commission, or the SEC, the investor relations page on our website at www.renovorx.com, press releases, public conference calls, and webcasts. We use these channels, as well as social media, to communicate with the public about the Company and other issues, and the information disclosed by the foregoing channels could be deemed to be material information. We encourage investors, the media, and others to follow the following channels and to review the information disclosed through such channels:

Twitter: RenovoRx (@RenovoRx) / Twitter

LinkedIn: RenovoRx: Overview | LinkedIn

Facebook: RenovoRx | Facebook

YouTube: RNXT (RenovoRx) - YouTube

However, information posted on social media channels is not incorporated by reference in this Current Report on Form 8-K or in any other report or document the Company files with the SEC, unless expressly stated otherwise in a public announcement. Any updates to the list of disclosure channels through which we will announce information will be posted on the investor relations page on our website.

All of the information furnished in Item 2.02, Item 7.01 and Item 9.01 (including Exhibit 99.1) of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of RenovoRx, Inc., dated March 30, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVORX, INC.
Date: March 30, 2022

	By:	/s/ Shaun R. Bagai
	Name:	Shaun R. Bagai
	Title:	Chief Executive Officer

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